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                                                                 EXHIBIT 10(u)-2


                                  AMENDMENT TO

                           REVOLVING CREDIT AGREEMENT

                                  BY AND AMONG


                        MOBILE GAS SERVICE CORPORATION,
                                  AS BORROWER,


                                      AND


                       AMSOUTH BANK OF ALABAMA, AS AGENT,


                                      AND


                  AMSOUTH BANK OF ALABAMA, FIRST ALABAMA BANK,
                    WHITNEY BANK OF ALABAMA, BANK OF MOBILE
               SOUTHTRUST BANK OF ALABAMA, N.A., AND COMMONWEALTH
                                 NATIONAL BANK,

                                   AS LENDERS


                                  $20,000,000


                                 JULY 15, 1996
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                    AMENDMENT TO REVOLVING CREDIT AGREEMENT


         This Amendment to Revolving Credit Agreement ("this Amendment") is entered into as of the 15th day of July, 1996, by and among Mobile Gas Service Corporation, as Borrower ("Borrower"), AmSouth Bank of Alabama, as Agent for Lenders ("Agent"), and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders (collectively, "Lenders").

                             W I T N E S S E T H :

         WHEREAS, Borrower, Agent and Lenders entered into a Revolving Credit Agreement (the "Revolving Credit Agreement") as of the 17th day of July, 1995; and

         WHEREAS, Borrower, Agent and Lenders desire to amend the Revolving Credit Agreement by extending the Commitment Termination Date, as defined in
Section 1.14 of the Revolving Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

1.            Section 1.14 of the Revolving Credit Agreement is amended to read in its entirety, as follows:
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              Section 1.14.  "Commitment Termination Date" shall mean the earlier of (i) July 17, 1998, or, if such date is not a business day, the business day next succeeding such date, unless the Lenders and Borrower shall agree in writing by July 17, 1997 to the extension of the date of payment of the indebtedness evidenced by the Notes for one additional period of one (1) year, in which event the date of payment of the indebtedness evidenced by the Notes, as thereby extended, shall be the Commitment Termination Date, or (ii) the date on which the Commitment is terminated by either Borrower or Lenders pursuant to the provisions hereof.



2. The Revolving Credit Agreement, as hereby amended, remains in full force and effect.

3. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                  BORROWER

                                  MOBILE GAS SERVICE CORPORATION



                                  By:      /s/ John S. Davis

                                  Title:   President and Chief Executive Officer





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                                  By:     /s/ Charles P. Huffman

                                  Title:   Vice President, Chief Financial
                                           Officer and Treasurer


                                  AGENT

                                  AmSOUTH BANK OF ALABAMA, as Agent for
                                  Lenders Pursuant to the terms of the
                                  Revolving Credit Agreement



                                  By:      /s/ Lester O. Hamiter

                                  Title:   Vice-President


                                  LENDERS

                                  AmSOUTH BANK OF ALABAMA



                                  By:      /s/ Lester O. Hamiter

                                  Title:   Vice-President


                                  FIRST ALABAMA BANK



                                   By:      /s/ Peter P. Gaillard

                                   Title:   Sr. Vice-President





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                                   WHITNEY BANK OF ALABAMA



                                   By:      /s/ Kyle C. Pugh

                                   Title:   Vice-President


                                   BANK OF MOBILE



                                   By:      /s/ Robert S. Murray, Jr.

                                   Title:   Vice-President


                                   SOUTHTRUST BANK OF ALABAMA, N.A.



                                   By:      /s/ Ricky L. Chastain

                                   Title:   Sr. Vice-President


                                   COMMONWEALTH NATIONAL BANK



                                   By:      /s/ Al Johnson

                                   Title:   Chairman/President & CEO




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